Exhibit 10.1

Invoice # 03909

July 3, 2007

For sale of Mineral Titles in the Province of British Columbia

From:

David Zamida
47 Farningham Crescent
Toronto, ON Canada M9B 3B4
Tel 877.465.3404
gold1@rogers.com
FMC 202028

To:

Patrick Mohammed
Aurum Explorations, Inc.
10431 Caithcart Road
Richmond BC Canada V6X 1N3
lfinancial@yahoo.ca
FMC 209228

Vol. Tenure	Description	Final Price
1- 552012	Luxor	$5,000

Total after discount = $5,000.00 (CDN)

Terms:

-subject to 1% NSR, see Net Smelter Returns Royalty Agreement (Schedule A)

-please make cheque or money order payable to David Anthony Zamida

Thank you